                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)        December 31, 1997
                                                 -----------------------------



                                   HALIS, Inc.
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             (Exact name of registrant as specified in its charter)


Georgia                           0-16288                        58-1366235
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


9040 Roswell Road, Suite 470, Atlanta, Georgia                             30350
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code       (770) 641-5555
                                                   -----------------------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Disposition of the Orthodontic Business.

         On December 31, 1997 HALIS Services, Inc. ("HALIS Services"), a subsidiary of HALIS, Inc. (the "Company"), sold to InfoCure Corporation ("InfoCure") substantially all of the assets of the orthodontic practice management software business (the "Orthodontic Business") that the Company had acquired from Software Manufacturing Group, Inc. in January 1997. The Orthodontic Business includes the development, marketing, selling and servicing of computer hardware and software to orthodontic healthcare providers. The sale to InfoCure was consummated pursuant to an Asset Purchase Agreement dated December 31, 1997 (but effective as of December 1, 1997) by and among the Company, HALIS Services and InfoCure (the "InfoCure Asset Purchase Agreement'). InfoCure paid HALIS Services $2 million in cash (the "Base Consideration Amount"), subject to the Net Worth Adjustment and the EBITDA Adjustment described below, and an affiliate of InfoCure assumed certain liabilities related to the Orthodontic Business.

         The Net Worth Adjustment shall be made as follows: If the Actual Adjusted Net Worth is greater than the Target Adjusted Net Worth (the amount of said excess hereinafter referred to as the "Net Worth Excess"), then the Base Consideration Amount shall be increased $1.00 for every dollar of Net Worth Excess. If the Actual Adjusted Net Worth is less than the Target Adjusted Net Worth (the "Net Worth Shortfall"), then the Base Consideration Amount shall be reduced $1.00 for every dollar of the Net Worth Shortfall. For purposes of the foregoing, the term "Actual Adjusted Net Worth" means the book value of the purchased assets less the assumed liabilities as reflected on the audited balance sheet of HALIS Services dated November 30, 1997. The term "Target Adjusted Net Worth" means $152,515.

         After making the Net Worth Adjustment, the Base Consideration Amount is also subject to the EBITDA Adjustment, as follows: If the Actual Annualized EBITDA is greater than the Target Annualized EBITDA (the "EBITDA Excess"), then the Base Consideration Amount shall be increased $3.20 for every dollar of EBITDA Excess. If the Actual Annualized EBITDA is less than the Target Annualized EBITDA (the "EBITDA Shortfall"), then the Base Consideration Amount shall be reduced $3.20 for every dollar of the EBITDA Shortfall. For purposes of the foregoing, the term "Actual Annualized EBITDA" means the earnings of HALIS Services before interest, taxes, depreciation and amortization arising from the Orthodontic Business as reflected on an audited income statement for the 11-month period ended November 30, 1997, but which amount shall be annualized to reflect a full 12-month accounting period. The term "Target Annualized EBITDA" means $541,850.

         In connection with the InfoCure Asset Purchase Agreement, the Company and HALIS Services agreed to pay approximately $5,900 per month through January 1999 to a former employee of HALIS Services and not to compete in the orthodontic practice management industry for a period of five years.

         The amount of consideration under the InfoCure Asset Purchase Agreement was determined by arms-length negotiations between informed business persons and represents, in the Company's view, fair value for the Orthodontic Business.

         The foregoing description of the sale of the Orthodontic Business to InfoCure and the InfoCure Asset Purchase Agreement is qualified in its entirety by reference to the terms of the InfoCure Asset Purchase Agreement attached as
Exhibit 10.1 to this Report.

         Sale of Non-Health Care Assets.

         On December 31, 1997, pursuant to an Asset Purchase Agreement of that date by and between HALIS Services, as seller, and Communications Wiring and Accessories, Inc. ("Communications Wiring"), as buyer (the "Communications Wiring Asset Purchase Agreement"), HALIS Services sold to Communications Wiring certain non-healthcare related assets and property of TG Marketing System and Aubis Systems Integration, two business units of HALIS Services, for a purchase price of $1 million (the "Purchase Price"), subject to downward adjustment as hereinafter described. The non-healthcare related assets and property include accounts receivable, computer software, computer equipment, furniture, fixtures and leasehold improvements. The Purchase Price is payable in monthly installments, commencing February 15, 1998, and continuing on the 15th day of each month thereafter (each, an "Installment Payment") until the earlier of the date upon which the aggregate amount of Installment Payments paid to HALIS Services shall equal the Purchase Price or December 31, 2007. Each Installment Payment shall be equal to 20% of the license fees, lease payments and royalties actually received by Communications Wiring with respect to the purchased assets for the calendar month immediately preceding the respective date upon which such Installment Payment shall be due and payable; provided, however, that in the event that the aggregate amount of all Installment Payments actually paid by Communications Wiring to HALIS Services prior to December 31, 2007 (the "Paid Installments") shall be less than $500,000, Communications Wiring shall pay to Seller an amount equal to the difference between $500,000 and the Paid Installments on December 31, 2007. In the event that the aggregate amount of all Installment Payments actually paid by Communications Wiring to HALIS Services prior to December 31, 2007 shall be equal to or greater than $500,000, Communications Wiring shall have no further obligation to make installment payments to HALIS Services and the entire Purchase Price shall be deemed to be equal to the Paid Installments.

         To secure the payment of the Purchase Price by Communications Wiring, HALIS Services retained a security interest in certain of the purchased assets constituting or relating to proprietary software developed by HALIS Services. Such security interest, however, does not guarantee that Communications Wiring will make the required Installment Payments as and when they become due.

         The amount of consideration under the Communications Wiring Asset Purchase Agreement was determined by arms-length negotiations between informed business persons and represents, in the Company's view, fair value for the assets sold.


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



         The foregoing description of the sale of non-healthcare related assets to Communications Wiring is qualified in its entirety by reference to the terms of the Communications Wiring Asset Purchase Agreement attached as Exhibit 10.2 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b)     Pro Forma Financial Information:

                                  HALIS, INC.
                         UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997


     The following Unaudited Pro Forma Condensed Consolidated Balance Sheet of HALIS, Inc. gives effect to the sales of three business units, Software Manufacturing Group ("SMG"), TG Marketing System ("TGM"), and Aubis Systems Integration ("ASI") by HALIS, Inc. as if those sales had occurred on September 30, 1997. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for HALIS for the period ended September 30, 1997 gives retroactive effect to the sales of the business units as if they had occurred on January 1, 1997. The Unaudited Pro Forma Balance Sheet and Statement of Operations do not purport to be indicative of the actual financial position or the results of operations of HALIS had the sales been completed as of the dates above. The assets of SMG were sold to Infocure Corporation, an unrelated entity, for approximately $1.8 million in cash on December 31, 1997. HALIS retained the accounts payable and the sale was effective as of December 31, 1997 to Communications Wiring and Accessories, Inc. in exchange for the assumption of liabilities and certain future revenue.

                                 HALIS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997




                                                      ASSETS
                                                      ------

                                    HALLS, INC
                                       AND                BUSINESS
                                   SUBSIDIARIES          UNITS SOLD           ADJUSTMENTS             PROFORMA
                                   ------------          -----------          ------------          ------------
Current Assets                     $  2,802,830          $  (749,004)         $  1,734,682  (b)     $  3,788,508
Property and Equipment                1,068,456             (295,746)                2,000               744,710
Goodwill                             13,204,362           (3,063,479)                    -            10,140,883
Capitalized Software Development
  costs                               3,430,909           (3,180,562)                    -               250,347
Other Assets                          1,004,834              (64,877)                    -               939,957
                                   ------------          -----------          ------------          ------------
Total Assets                       $ 21,511,391          $(7,353,668)         $  1,736,682          $ 15,894,405
                                   ============         ============          ============          ============



                                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                                      -------------------------------------

                                    HALLS, INC
                                       AND                BUSINESS
                                   SUBSIDIARIES          UNITS SOLD           ADJUSTMENTS             PROFORMA
                                   ------------          -----------          ------------          ------------
Current Liabilities                $  4,475,867          $(1,144,464)         $  1,080,869  (c)     $  4,412,272
Long Term Debt                          263,512             (114,652)                    -               148,860
                                   ------------          -----------          ------------          ------------
   Total liabilities                  4,739,379           (1,259,116)            1,080,869             4,561,132
                                   ------------          -----------          ------------          ------------

Stockholders' Equity (Deficit)
------------------------------
Common stock, par value $.01            417,622                                                          417,622
Additional paid-in capital           33,766,737                    -                                  33,766,737
Parent Investment in Sub. - Opms                                   -                                           -
Common stock subscribed                  15,447                                                           15,447
Accumulated deficit                 (17,421,044)          (6,094,552)              655,813  (b)      (22,859,783)
  Less: Treasury stock at cost           (6,750)                   -                     -                (6,750)
                                   ------------          -----------          ------------          ------------
Total stockholders' equity           16,772,012           (6,094,552)              655,813            11,333,273


                                   ------------          -----------          ------------          ------------
Total Liabilities & Equity         $ 21,511,391         $ (7,353,668)         $  1,736,682          $ 15,894,405
                                   ============         ============          ============          ============

Common stock issued and
  outstanding                        41,762,200                                                       41,762,200
                                   ============                                                     ============



 See notes to unaudited pro forma condensed consolidated financial statements.

                                  HALIS, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE PERIOD ENDING SEPTEMBER 30, 1997


                                                            HALIS, INC
                                                                AND         BUSINESS
                                                           SUBSIDIARIES    UNITS SOLD     ADJUSTMENTS         PROFORMA
                                                           ------------   -----------     -----------       ------------
                                                                             >
System Sales and other revenue                              $ 6,919,135   $(3,032,369)    $         -       $  3,886,766
------------------------------                              -----------   -----------     -----------       ------------


Costs and expenses
-----------------
     Cost of sales and revenue                                2,395,384      (717,734)              -          1,677,650
     Selling, general and administrative                      7,867,795    (2,453,630)              -          5,414,165
     Research and development                                   999,493             -               -            999,493
                                                            -----------   -----------     -----------       ------------

                                                             11,262,672    (3,171,364)              -          8,091,308
                                                            -----------   -----------     -----------       ------------

Operating Income (loss)                                      (4,343,537)      138,995               -         (4,204,542)
---------------------                                       -----------   -----------     -----------       ------------

Other income (expense)
     Gain (loss) on sale of Business Units                            -             -      (5,438,739)[d]     (5,438,739)
     Gain (loss) on asset disposal                                8,678             -               -              8,678
     Interest expense                                          (122,621)        2,892               -           (119,729)
     Interest income                                             31,273          (834)              -             30,439
     Other income (expense)                                       3,253        (3,121)              -                132
     Merger costs                                               (32,137)            -               -            (32,137)
                                                            -----------   -----------     -----------       ------------

                                                               (111,554)       (1,063)     (5,438,739)        (5,551,356)
                                                            -----------   -----------     -----------       ------------

     Net income (loss)                                      $(4,455,091)  $   137,932      (5,438,739)      $ (9,755,898)
                                                            ===========   ===========     ===========       ============

Net loss per common share                                         (0.14)            -               -              (0.29)

Weighted average shares outstanding                          32,964,701             -               -         32,964.701
                                                            ===========   ===========     ===========       ============

 See notes to unaudited pro forma condensed consolidated financial statements.

                                  HALIS, INC.
                   NOTES TO UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA FINANCIAL STATEMENTS


BALANCE SHEET; September 30, 1997

[a] This represents September 30, 1997 balance sheet for SMG, TGM and ASI business units.

[b] To reflect the cash proceeds of the sale of SMG and added assets retained or reduced in the sale of TGM and ASI.

[c] To reflect the current liabilities of the Business Units retained by Halis.

STATEMENT OF OPERATIONS:

[d]  To reflect estimated loss on disposition of the Business Units.

[e] This represents the statement of operations for the Business Units for the nine months ended September 30, 1997.


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
(c)     Exhibits:

        10.1 Asset Purchase Agreement dated December 31, 1997 among HALIS Services, Inc., Orthodontic Practice Management System, Inc., InfoCure Corporation, and HALIS, Inc.

        10.2 Asset Purchase Agreement dated December 31, 1997 between Communications Wiring and Accessories, Inc. and HALIS Services, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HALIS, INC.



                                    By: /s/ Larry Fisher
                                        --------------------------------------
                                        Larry Fisher, Executive Vice President


Dated: January 14, 1998
       ----------------



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



                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibit
------            ----------------------
10.1              Asset Purchase Agreement dated December 31, 1997 among HALIS Services,
                  Inc., Orthodontic Practice Management System, Inc., InfoCure
                  Corporation, and HALIS, Inc.

10.2              Asset Purchase Agreement dated December 31, 1997 between Communications
                  Wiring and Accessories, Inc. and HALIS Services, Inc.